UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

          Date of Report (Date of earliest event reported):  May 15, 2009

                              GOVERNMENT TRUST 2-F
             (Exact name of registrant as specified in its charter)


       Illinois                      33-25441                  36-6915817
-------------------------          -----------             -------------------
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)


                 The Bank of New York Mellon Trust Company, N.A.
               (formerly J.P. Morgan Trust Company, N.A.), Trustee
                 2 North LaSalle Street, Chicago, Illinois 60602
-------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 827-8617

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

Attached hereto as Exhibit 99.1 is the Report to Holders of Government Trust Certificates Class 2-F.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       GOVERNMENT TRUST 2-F

                       By: The Bank of New York Mellon Trust Company, N.A. (formerly J.P. Morgan Trust Company, N.A.), not in its individual capacity but solely as Trustee on behalf of the Trust 2-F

                       By:   /s/ Lawrence M. Kusch
                             -------------------------
                             Lawrence M. Kusch
                             Assistant Vice President

                     Date:   May 18, 2009

                                  Exhibit 99.1
                   REPORT TO HOLDERS OF GOVERNMENT TRUST 2-F


THE BANK OF NEW YORK MELLON
The Bank of New York Mellon Trust Company, N.A.

                                        2 N. LaSalle Street
                                        Chicago, IL 60602


                                        May 18, 2009

To The Holders of
Government Trust Certificates
Zero Coupon Class 2-F


In accordance with Section 4.1 of the Declaration of Trust ("Trust"), The Bank of New York Trust Mellon Company, N.A. (formerly J.P. Morgan Trust Company, N.A.), as Trustee and not in its individual capacity ("Trustee"), hereby provides the holders of the above-mentioned certificates this Semi-annual Report relating to the May 15, 2009 Certificate Payment Date.

Any capitalized terms used herein shall have the meaning assigned to them in the Trust.

1.   The aggregate dollar amount distributed to holders of Class 2-F
     Certificates: $39,089,358.20

2. The Principal Balance of the Class 2-F Note after the May 4, 2009 Note Payment Date: $143,211,000.00

3.   The Deficient amount of the Note Payment:  $-0-

Neither a delinquency in payment under any of the Notes nor an Event of Default has occurred and is continuing.

I, Lawrence M. Kusch, a Responsible Officer of the Trustee, to the best of my knowledge and belief, certify that this Semi-annual Report is complete and accurate. If you have any questions regarding this notice please contact our Customer Service group directly at (800) 275-2048 for further assistance.


                             /s/ Lawrence M. Kusch
                             -------------------------
                             Lawrence M. Kusch
                             AVP, Relationship Manager

                             For The Bank of New York Mellon Trust Company, N.A. (formerly J.P. Morgan Trust Company, N.A.), as Trustee and not in its individual capacity.